Q2 2017 Update

August 9, 2017

PROVIDENCE
SERVICE
CORPORATION

Forward-looking Statements and Non-GAAP Financial Information

Forward-looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "demonstrate," "expect," "estimate," "forecast," "anticipate," "should" and "likely" and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, our continuing relationship with government entities and our ability to procure business from them, our ability to manage growing and changing operations, the implementation of healthcare reform law, government budget changes and legislation related to the services that we provide, our ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in Providence's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this press release if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Non-GAAP Financial Information

In addition to the financial results prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation includes EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Segment-level Adjusted EBITDA, and ROIC (Return on Invested Capital) for the Company and its operating segments, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including: (1) asset impairment charges, (2) redundancy and severance related expenses, (3) foreign currency transactions, (4) equity in net earnings or losses of investees, (5) certain litigation related expenses, (6) expenses related to restricted shares and cash placed into escrow at the time of the Ingeus acquisition, (7) contingent consideration adjustments, (8) costs related to departure of former CEOs, (9) costs related to the implementation of value enhancement initiatives, (10) management fees, (11) transaction costs, and (12) gain on disposition. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Revenue. Segment-level Adjusted EBITDA is calculated as Adjusted EBITDA for the Company excluding the Adjusted EBITDA associated with corporate and holding company costs reported as our Corporate and Other Segment. ROIC means Return on Invested Capital and represents a ratio of Adjusted EBITA less cash taxes (assumed to equal 40% of Adj. EBITA) to Invested Capital. EBITA represents Operating Income prior to Amortization expense. Adj. EBITA represents EBITA before (1) certain litigation related expenses, (2) redundancy and severance related expenses, (3) costs related to departure of former CEOs, and (4) costs related to the implementation of value enhancement initiatives. The Company believes that Return on Invested Capital (ROIC) is a useful measure of the earnings of the Company prior to taking into consideration amortization of intangible assets, deferred income taxes, and certain other non-cash expenses (income) incurred or recognized by the Company from time to time. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net earnings in equity investees are excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

Q2 2017 Highlights

Revenue Growth	• Q2 2017 revenue growth of 2.5% (3.8% excl. FX) (1)
	• Strong revenue growth within U.S. Healthcare Services driven by ongoing sales initiatives and 2016 sales resource investments
	  • NET Services revenue up 10% (1)
	  • Matrix revenue up 16% (1),(2)
	• Continued positive momentum on Work & Health Program tenders within WD Services

Margin Expansion	• Value Enhancement initiatives on track
	  • NET Services initiatives driving continued optimization of transportation network and operations centers
	  • WD Services initiatives expected to deliver margin improvement in second half. Continued EBITDA profitability in France and Mission Providence

Capital Allocation	• $57mm of cash (temporarily down due to working capital); no long-term debt • ROIC surpassed 20% (annualized) (3) • Robust cash flow generation at Matrix driving deleveraging its balance sheet (2) • No shares repurchased in Q2 2017 • Small, strategic M&A investment within NET Services in July

1. As compared to Q2 2016.
2. Providence's interest in Matrix is accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated revenue.
3. See appendix for a reconciliation of ROIC calculations.

NET Services

Q2 2017 Highlights

- Appointed new CEO with deep experience building tech-enabled service offerings within the healthcare industry
- NJ announced intention to renew contract for 5 years (from 9/1/17), plus extensions
- Progress on rate negotiations expected to offset utilization increases in certain markets
- Previously announced loss of NY State contract and contract start-up / utilization challenges in certain markets negatively impacted margins [1]

Key Financial Metrics

$Millions	Q2:16	Q2:17	YTD Q2:16	YTD Q2:17	LTM Q2:17
Revenue	308.9	338.8	599.9	662.8	1,297.3
Adjusted EBITDA [2]	21.2	20.7	42.4	36.9	86.9
% Margin [2]	*6.9%*	*6.1%*	*7.1%*	*5.6%*	*6.7%*
Capex	2.6	3.3	4.9	7.0	12.9

2017 Focus

- Member Experience initiative expected to optimize client service and profitability
- Organic and acquisitive growth in market adjacencies expected to leverage nationwide network

1. As compared to Q2 2016.
2. See appendix for a reconciliation of non-GAAP financial measures.

Matrix Investment

Q2 2017 Highlights

- Industry trends and sales investments in early 2016 have led to revenue growth of over 16% versus Q2 2016 (1)
- Continued productivity initiatives delivered solid margins and strong cash flow

Key Financial Metrics (1)

$Millions	Q2:16	Q2:17	YTD Q2:16	YTD Q2:17	LTM Q2:17
Revenue (1)	52.3	60.9	102.9	116.7	221.6
Adjusted EBITDA (1),(2)	14.6	15.3	26.8	27.9	52.8
% Margin (2)	*28.0%*	*25.2%*	*26.0%*	*23.9%*	*23.8%*
Capex	2.1	2.7	5.4	4.5	11.5
Net Debt					180.2

2017 Focus

- Work with strategic partner to pursue synergistic acquisitions, accelerate complementary offerings, and maintain optimal capital structure
- Increase core client base and expand chronic care revenues
- Operational improvements and further member engagement

1. Represents 100% of Matrix's results of operations. Providence's 46.8% equity interest in Matrix is accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated results of operations in any period presented. See appendix for additional detail.
2. See appendix for a reconciliation of non-GAAP financial measures.

WD Services

Q2 2017 Highlights

- Revenue decline of 22.5%, primarily driven by the decline of legacy UK Work Program
- Shortlisted on 7 contract areas under Work & Health Program, the follow-on program to the legacy UK Work Program
- Execution on value enhancement program, turnaround in France and Mission Providence, and reduced UK cost structure contributing to favorable 2H:2017 outlook

Key Financial Metrics (1)

$Millions	Q2:16	Q2:17	YTD Q2:16	YTD Q2:17	LTM Q2:17
Revenue	89.3	69.2	180.3	144.6	308.7
Adjusted EBITDA(1),(2)	2.3	(0.1)	5.2	6.1	6.4
% Margin (2)	*2.6%*	*-0.2%*	*2.9%*	*4.2%*	*2.1%*
Capex	8.5	1.7	12.2	3.7	11.3

2017 Focus

- Business development progress in South Korea, Singapore, and UK Employability, Health, and Youth programs
- Constructively work with UK Ministry of Justice on the Probation System Review to improve profitability of offender rehabilitation program

1. Excludes Mission Providence as this JV is accounted for as an equity method investment.
2. See appendix for a reconciliation of non-GAAP financial measures.

Segment Results

$Millions	Q2:16	Q2:17		YTD Q2:16	YTD Q2:17		LTM Q2:17
Revenue			*%Growth*			*%Growth*	
NET Services	308.9	338.8	9.7%	599.9	662.8	10.5%	1,297.3
WD Services	89.3	69.2	-22.5%	180.3	144.6	-19.8%	308.7
Total Revenue [1]	398.1	408.0	2.5%	780.2	807.5	3.5%	1,606.2
Matrix [2]	52.3	60.9	16.4%	102.9	116.7	13.5%	221.6
Mission Providence [3]	9.7	10.5	8.1%	17.1	19.9	16.1%	39.3
Adj. EBITDA [4]							
NET Services	21.2	20.7		42.4	36.9		86.9
WD Services	2.3	(0.1)		5.2	6.1		6.4
Total Segment-Level	23.5	20.6		47.6	43.1		93.3
Corporate	(5.7)	(5.6)		(13.4)	(12.6)		(24.8)
Total Adj. EBITDA	17.9	14.9		34.2	30.5		68.5
Matrix [2]	14.6	15.3		26.8	27.9		52.8
Mission Providence [3]	(1.6)	1.9		(5.6)	2.2		0.0
Adj. EBITDA Margins [4]							
NET Services	6.9%	6.1%		7.1%	5.6%		6.7%
WD Services	2.6%	-0.2%		2.9%	4.2%		2.1%
Segment-Level	5.9%	5.0%		6.1%	5.3%		5.8%
Total	4.5%	3.7%		4.4%	3.8%		4.3%
Matrix [2]	28.0%	25.2%		26.0%	23.9%		23.8%
Mission Providence [3]	-16.4%	18.4%		-33.0%	11.0%		0.1%

1. Total Revenue includes revenue from Corporate and Other.
2. Represents 100% of Matrix's total revenue and Adj. EBITDA. Providence's 46.8% equity interest is accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented.
3. Represents 100% of Mission Providence's total revenue and Adj. EBITDA. Providence has rights to 75% of Mission Providence's distributions of cash or profit surplus. Mission Providence's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented.
4. See appendix for a reconciliation of non-GAAP financial measures.

Cashflow Summary

$Millions	Q2:16	Q2:17	YTD Q2:16	YTD Q2:17	LTM Q2:17
Cash Earnings [1],[2]	16.7	8.3	33.5	11.6	35.1
Working Capital [1],[3]	(13.6)	(35.2)	32.6	(2.3)	(28.2)
Cash Earnings (After Working Capital)	**3.1**	**(26.9)**	**66.1**	**9.3**	**6.9**
Capex (Continuing Operations)	11.7	5.0	18.2	10.7	24.6

Working Capital: Q2 2017 outflow larger than expected due to temporary misalignment at the end of June of transportation provider payments and collections from certain large customers

Capex: Expected 2017 capex of $20mm, including approximately $7mm of capex related to the LogistiCare Member Experience and Ingeus Futures initiatives

1. Includes continuing and discontinued operations.
2. Cash earnings represents cash provided by operating activities prior to changes in operating assets and liabilities.
3. Working capital represents changes in operating assets and liabilities and excludes net taxes associated with sale of Human Services of $28.3mm and $22.0mm for the year-to-date period ended June 30, 2016 and the year ended December 31, 2016, respectively.

Balance Sheet Summary

$Millions	12/31/15	12/31/16	6/30/17
Cash [1]	84.8	72.3	56.6
Long-term Debt [1]	305.0	-	-
Net Debt	220.2	(72.3)	(56.6)
Matrix Carrying Value [2]	**-**	**157.2**	**157.1**
Shares Outstanding (mm) [3]	17.3	15.9	15.5

Cash Balance: decline of cash balance driven by temporary working capital fluctuation

Matrix Balance Sheet: Strong cash flow generation and increased earnings deleveraging Matrix's standalone balance sheet

1. Includes Cash and Long-term Debt related to discontinued operations.
2. Represents the carrying value of Providence's 46.8% retained equity interest in Matrix.
3. Shares outstanding equals common shares outstanding plus total preferred shares on an as converted basis. As of 8/8/17 shares outstanding equaled 15.5mm.

Capital Allocation Update

Lower Risk ⟷ **Higher Risk**

Capital Expenditures
- Expecting an approximately 40% reduction in capex from continuing operations in 2017
- Significant reduction within WD Services partially offset by increase in NET Services

Share Repurchases
- 18% of common shares repurchased since beginning of Q4 2015 (1)

Acquisitions
- Targeting scalable, tech-enabled businesses with favorable cashflow characteristics (similar to LogistiCare and Matrix)
- Increased focus on strategic investments for NET Services as demonstrated by Q2 2017 investment in Circulation

1. Represents repurchase of common shares through 8/8/17 as a percentage of common shares outstanding at the beginning of Q4 2015.

Appendix

PROVIDENCE
SERVICE
CORPORATION

Adjusted EBITDA Reconciliation (Segment-Level)

NET Services

$Millions	Q2:16	Q2:17	YTD Q2:16	YTD Q2:17	FYE 2015	FYE 2016	LTM Q2:17
Revenue	308.9	338.8	589.9	662.8	1,083.0	1,224.4	1,297.3
Income from Cont Ops after Income Taxes	11.7	9.8	22.9	17.0	44.0	47.4	41.5
Interest Expense, Net	(0.0)	0.0	(0.0)	0.0	(0.0)	(0.0)	0.0
Provision (Benefit) For Income Taxes	6.0	6.1	13.2	10.7	27.2	29.7	27.2
Depreciation and Amortization	2.9	3.3	5.8	6.5	9.4	12.4	13.0
EBITDA	20.7	19.3	41.9	34.2	80.7	89.5	81.8
Asset Impairment	-	-	-	-	-	-	-
Redundancy/Severance Related Expenses	-	-	-	-	-	-	-
Former CEO Departure Cost	-	0.0	-	0.2	-	0.9	1.1
Value Enhancement Initiative Implementation	0.6	1.4	0.6	2.5	-	2.0	4.0
Equity in Net Loss (Gain) of Investee	-	-	-	-	-	-	-
Ingeus Acquisition Related Cost	-	-	-	-	-	-	-
Contingent Consideration Adjustment	-	-	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-	-	-
Litigation Expense	-	-	-	-	-	-	-
Adjusted EBITDA	21.2	20.7	42.4	36.9	80.7	92.4	86.9
% Margin	6.9%	6.1%	7.1%	5.6%	7.4%	7.5%	6.7%

WD Services

$Millions	Q2:16	Q2:17	YTD Q2:16	YTD Q2:17	FYE 2015	FYE 2016	LTM Q2:17
Revenue	89.3	69.2	180.3	144.6	388.1	344.4	308.7
Income from Cont Ops after Income Taxes	(5.2)	(3.2)	(9.7)	(3.5)	(51.3)	(46.2)	(39.9)
Interest Expense, Net	0.1	0.3	0.1	0.6	(0.1)	0.8	1.3
Provision (Benefit) For Income Taxes	(0.8)	(1.2)	(1.0)	(0.4)	(1.1)	(1.2)	(0.6)
Depreciation and Amortization	3.8	3.5	7.4	6.5	13.8	13.8	12.9
EBITDA	(2.1)	(0.6)	(3.2)	3.2	(38.7)	(32.8)	(26.3)
Asset Impairment	-	-	-	-	-	19.8	19.8
Redundancy/Severance Related Expenses	3.7	0.3	5.1	1.0	12.2	9.0	4.9
Former CEO Departure Cost	-	-	-	-	-	-	-
Value Enhancement Initiative Implementation	-	0.2	-	0.5	-	2.8	3.1
Equity in Net Loss (Gain) of Investee	1.5	(0.4)	4.2	1.0	11.0	8.5	5.3
Ingeus Acquisition Related Cost	-	-	-	-	39.2	-	-
Contingent Consideration Adjustment	-	-	-	-	(2.5)	-	-
Foreign Currency Transactions	(0.8)	0.5	(0.8)	0.4	(0.9)	(1.4)	(0.1)
Litigation Expense	-	-	-	-	-	-	-
Adjusted EBITDA	2.3	(0.1)	5.2	6.1	10.3	5.5	6.4
% Margin	2.6%	-0.2%	2.9%	4.2%	2.6%	1.6%	2.1%

Segment-Level

$Millions	Q2:16	Q2:17	YTD Q2:16	YTD Q2:17	FYE 2015	FYE 2016	LTM Q2:17
Revenue	398.2	408.0	780.2	807.5	1,478.1	1,578.8	1,606.0
Income from Cont Ops after Income Taxes	6.6	6.6	13.1	13.5	(7.3)	1.2	1.6
Interest Expense, Net	0.1	0.4	0.1	0.6	(0.1)	0.8	1.3
Provision (Benefit) For Income Taxes	5.2	4.9	12.2	10.3	26.2	28.5	26.6
Depreciation and Amortization	6.8	6.8	13.2	13.0	23.2	26.2	26.0
EBITDA	18.6	18.6	38.7	37.5	41.9	56.7	55.5
Asset Impairment	-	-	-	-	-	19.8	19.8
Redundancy/Severance Related Expenses	3.7	0.3	5.1	1.0	12.2	9.0	4.9
Former CEO Departure Cost	-	0.0	-	0.2	-	0.9	1.1
Value Enhancement Initiative Implementation	0.6	1.6	0.6	3.0	-	4.8	7.0
Equity in Net Loss (Gain) of Investee	1.5	(0.4)	4.2	1.0	11.0	8.5	5.3
Ingeus Acquisition Related Cost	-	-	-	-	39.2	-	-
Contingent Consideration Adjustment	-	-	-	-	(2.5)	-	-
Foreign Currency Transactions	(0.8)	0.5	(0.8)	0.4	(0.9)	(1.4)	(0.1)
Litigation Expense	-	-	-	-	-	-	-
Adjusted EBITDA	23.5	20.6	47.6	43.1	91.0	97.8	93.3
% Margin	5.9%	5.0%	6.1%	5.3%	6.2%	6.2%	5.8%

Adjusted EBITDA Reconciliation (Total Continuing Operations)

	Matrix Investment						
$Millions	Q2-16	Q2-17	YTD Q2-16	YTD Q2-17	FYE 2015	FYE 2016	LTM Q2-17
Revenue	-	-	-	-	-	-	-
Income from Cont Ops after Income Taxes	-	0.7	-	0.3	-	(1.1)	(0.8)
Interest Expense, Net	-	-	-	-	-	-	-
Provision (Benefit) For Income Taxes	-	0.4	-	0.2	-	(0.7)	(0.5)
Depreciation and Amortization	-	-	-	-	-	-	-
EBITDA	-	1.1	-	0.4	-	(1.8)	(1.4)
Asset Impairment	-	-	-	-	-	-	-
Redundancy Related Expenses	-	-	-	-	-	-	-
Former CEO Departure Cost	-	-	-	-	-	-	-
Value Enhancement Initiative Implementation	-	-	-	-	-	-	-
Equity in Net Loss of Investee	-	(1.1)	-	(0.4)	-	1.8	1.4
Ingeus Acquisition Related Cost	-	-	-	-	-	-	-
Contingent Consideration Adjustment	-	-	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-	-	-
Litigation Expense	-	-	-	-	-	-	-
Adjusted EBITDA	-	-	-	-	-	-	-
% Margin							

	Corporate and Other						
$Millions	Q2-16	Q2-17	YTD Q2-16	YTD Q2-17	FYE 2015	FYE 2016	LTM Q2-17
Revenue	(0.1)	-	(0.1)	-	(0.1)	0.1	0.2
Income from Cont Ops after Income Taxes	(4.9)	(3.4)	(10.1)	(8.0)	(17.4)	(19.0)	(16.9)
Interest Expense, Net	0.4	(0.0)	0.8	0.0	2.0	0.8	0.0
Provision (Benefit) For Income Taxes	(1.3)	(2.4)	(4.4)	(5.0)	(11.8)	(10.8)	(11.4)
Depreciation and Amortization	0.1	0.1	0.2	0.2	0.8	0.4	0.4
EBITDA	(5.8)	(5.8)	(13.6)	(12.9)	(26.2)	(28.6)	(27.9)
Asset Impairment	-	-	-	-	-	1.4	1.4
Redundancy Related Expenses	-	-	-	-	-	-	-
Former CEO Departure Cost	-	-	-	-	0.7	-	-
Value Enhancement Initiative Implementation	-	-	-	-	-	-	-
Equity in Net Loss of Investee	-	-	-	-	-	-	-
Ingeus Acquisition Related Cost	-	-	-	-	-	-	-
Contingent Consideration Adjustment	-	-	-	-	-	-	-
Foreign Currency Transactions	(0.0)	-	(0.0)	-	-	-	0.0
Litigation Expense	0.1	0.1	0.2	0.3	0.8	1.6	1.7
Adjusted EBITDA	(5.7)	(5.6)	(13.4)	(12.6)	(24.7)	(25.6)	(24.8)
% Margin							

	Total Continuing Operations [1]						
$Millions	Q2-16	Q2-17	YTD Q2-16	YTD Q2-17	FYE 2015	FYE 2016	LTM Q2-17
Revenue	398.1	408.0	780.2	807.5	1,478.0	1,578.9	1,606.2
Income from Cont Ops after Income Taxes	1.6	3.9	3.0	5.8	(24.7)	(18.9)	(16.1)
Interest Expense, Net	0.4	0.3	0.9	0.7	1.9	1.8	1.4
Provision (Benefit) For Income Taxes	4.0	2.9	7.8	5.4	14.8	17.0	14.8
Depreciation and Amortization	6.8	6.9	13.4	13.2	24.0	28.8	28.4
EBITDA	12.9	14.0	25.1	25.0	15.8	28.3	28.3
Asset Impairment	-	-	-	-	-	21.0	21.0
Redundancy Related Expenses	3.7	0.3	5.1	1.0	12.2	9.0	4.9
Former CEO Departure Cost	-	0.0	-	0.2	0.7	0.9	1.1
Value Enhancement Initiative Implementation	0.8	1.8	0.8	3.0	-	4.8	7.0
Equity in Net Loss of Investee	1.5	(1.5)	4.2	0.5	11.0	10.3	6.8
Ingeus Acquisition Related Cost	-	-	-	-	29.2	-	-
Contingent Consideration Adjustment	-	-	-	-	(2.5)	-	-
Foreign Currency Transactions	(0.8)	0.5	(0.9)	0.4	(0.9)	(1.4)	(0.1)
Litigation Expense	0.1	0.1	0.2	0.3	0.8	1.8	1.7
Adjusted EBITDA	17.9	14.9	34.2	30.5	66.3	72.2	68.5
% Margin	4.5%	3.7%	4.4%	3.8%	4.5%	4.6%	4.3%

1. Total Continuing Operations represents Segment-level results plus Matrix Investment and Corporate and Other.

Adjusted EBITDA Reconciliation (Matrix)

	Matrix [1]							2016		
$Millions	Q2'16 [2]	Q2'17 [3]	YTD Q2'16 [2]	YTD Q2'17 [3]	FYE 2015 [2]	FYE 2016	LTM Q2'17	HA Services [2]	Matrix [3]	Total
Revenue	52.3	60.9	102.9	116.7	217.4	207.7	221.6	166.1	41.6	207.7
Net Income (Loss)	2.4	1.6	3.1	(0.2)	6.1	110.1	106.8	114.3	(4.2)	110.1
Interest Expense, Net	3.0	3.7	6.2	7.3	14.4	12.9	14.0	9.9	2.9	12.9
Provision (Benefit) For Income Taxes	1.3	0.7	1.7	(0.1)	1.7	60.4	58.6	63.3	(2.8)	60.4
Depreciation and Amortization	8.0	8.1	15.8	16.2	29.5	27.5	27.9	21.1	6.4	27.5
EBITDA	**14.6**	**14.1**	**26.8**	**23.1**	**51.6**	**210.9**	**207.2**	**208.6**	**2.3**	**210.9**
Gain on Disposition	-	-	-	-	-	(167.9)	(167.9)	(167.9)	-	(167.9)
Management Fee	-	0.7	-	1.2	-	-	1.2	-	-	-
Transaction Costs	-	0.5	-	3.5	-	6.4	9.9	0.0	6.3	6.4
Write-off of Deferred Financing Costs	-	-	-	-	-	2.3	2.3	2.3	-	2.3
Adjusted EBITDA	**14.6**	**15.3**	**26.8**	**27.9**	**51.6**	**51.7**	**52.8**	**43.1**	**8.6**	**51.7**
% Margin	*28.0%*	*25.2%*	*26.0%*	*23.9%*	*23.7%*	*24.9%*	*23.8%*			

Reconciliation of Income / Loss from Equity Investment to Matrix Net Income [4]	Q2'17	YTD Q2'17	2016 Matrix
Equity in Net Gain (Loss) of Investee	1.1	0.4	(1.8)
Management Fee and Other	(0.3)	(0.5)	(0.2)
Net Gain (Loss) - Equity Investment	0.8	(0.1)	(2.0)
Divided by: Providence % Equity Investment in Matrix	46.8%	46.8%	46.8%
Matrix Net Income Standalone	**1.6**	**(0.2)**	**(4.2)**

1. Represents 100% of Matrix's results. Providence's retained 46.8% equity interest is now accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented.
2. Represents Matrix's results of operation through the Matrix Transaction on October 19, 2016. These results are included within Discontinued Operations on the Company's consolidated financial statements.
3. Represents Matrix's results of operation from October 20, 2016 to June 30, 2017, as applicable. Providence accounts for its proportionate share of Matrix's results during this time period using the equity method.
4. A reconciliation has been provided to bridge from the income from Equity in net gain (loss) of investee to Matrix's standalone Net Income for periods following the Matrix JV transaction.

Adjusted EBITDA Reconciliation (Mission Providence)

	Mission Providence (1)						
			YTD	YTD	FYE	FYE	LTM
$Millions	Q2:16	Q2:17	Q2:16	Q2:17	2015	2016	Q2:17
Revenue	$ 9.7	$ 10.5	$ 17.1	$ 19.9	$ 10.8	$ 36.6	$ 39.3
Net Income (Loss)	(1.9)	0.6	(5.6)	(1.3)	(14.6)	(11.4)	(7.1)
Interest Expense, Net	0.0	0.1	0.0	0.1	-	0.0	0.1
Provision (Benefit) For Income Taxes	(0.6)	-	(1.8)	0.0	(5.5)	(0.0)	1.8
Depreciation and Amortization	0.9	1.0	1.7	2.0	2.0	3.6	3.9
EBITDA	**$ (1.6)**	**$ 1.7**	**$ (5.6)**	**$ 0.9**	**$ (18.1)**	**$ (7.8)**	**$ (1.3)**
Redundancy/Severance Related Expenses	-	0.0	-	0.8	-	-	0.8
Value Enhancement Initiative Implementation	-	0.2	-	0.5	-	-	0.5
Adjusted EBITDA	**$ (1.6)**	**$ 1.9**	**$ (5.6)**	**$ 2.2**	**$ (18.1)**	**$ (7.8)**	**$ 0.0**
% Margin	*-16.4%*	*18.4%*	*-33.0%*	*11.0%*	*-168.5%*	*-21.3%*	*0.1%*

1. Represents 100% of Mission Providence's total revenue and Adj. EBITDA. Providence has rights to 75% of Mission Providence's distributions of cash or profit surplus. Providence records 75% of Mission Providence's profit or loss as an equity investment. Mission Providence's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented.

Return on Invested Capital (ROIC) Reconciliation

$Millions	Q2:2017 Cont Ops	Q2:2017 Disc Ops	Q2:2017 Total
Operating Income	6.0	(0.2)	5.8
Plus: Amortization	2.0	-	2.0
EBITA [1]	8.0	(0.2)	7.8
Adjustments			
Redundancy Related Expenses	0.3	-	0.3
Former CEO Departure Cost	0.0	-	0.0
Value Enhancement Initiative Implementation	1.6	-	1.6
Haverhill Litigation	0.1	-	0.1
Litigation (PHS)	-	0.2	0.2
Adj. EBITA	10.0	-	10.0
Less: Cash Taxes [2]			(4.0)
NOPAT (EBITA - Cash Taxes)			6.0
ROIC [3]			**5.2%**
Annualized			**20.7%**

Invested Capital (3/31/17 BS)	
Long-term Debt	2.9
Preferred Shares	77.6
Shareholder's Equity	277.5
Invested Capital	358.0
Less: Cash	(82.9)
Less: BV of Equity Investments	(159.4)
Adjusted Invested Capital	**115.8**

1. EBITA defined as Operating Income plus Amortization expense.
2. Cash Taxes rate assumed to be 40%.
3. ROIC equals EBITA - Cash Taxes divided by Adj. Invested Capital.
4. Beginning Invested Capital for Q2 2017 based on balance sheets as of March 31, 2017.